UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2007
SOFTBRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51118	41-2021446

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Meridian Crossings, Suite 800
Minneapolis, MN		55423

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (612) 851-1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Press Release

Item 2.02. Results of Operations and Financial Condition
On April 10, 2007, we issued a press release, attached hereto as Exhibit 99.1, announcing preliminary financial results for our recently completed second quarter of fiscal year 2007.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.
Exhibit 99.1 Press Release dated April 10, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOFTBRANDS, INC.
Date: April 10, 2007	By:	/s/ GREGG A. WALDON
Gregg A. Waldon
Senior Vice President, Chief Financial Officer and Secretary

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